BT INVESTMENT FUNDS
                          PRESERVATIONPLUS INCOME FUND
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 27, 1998

THE FOLLOWING SUPPLEMENTS THE SECTION "INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND RISK FACTORS" IN THE FUND'S PROSPECTUS:

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser, other companies on which it relies for service and issuers in which it invests will not accommodate the changeover necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
o the issuers in which the Fund invests, which could impact the value of the Fund's investments;
o our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
o our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we--or our business partners, service providers, government agencies or other market participants--do not succeed, iT could materially affect shareholder services or the value of the Fund's shares.


                                                                   MARCH 8, 1999

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE